                              POLYNOUS GROWTH FUND
                                 ANNUAL REPORT
                                 July 31, 1998
             Polynous Capital Management, Inc., Investment Adviser
                                 (800) 924-3863

Dear Shareholder,

The Polynous Growth Fund's results for its fiscal year ended July 31, 1998 ended up being a disappointing return of -1.33 percent (-5.77 percent if one had paid the maximum sales load at the beginning of the fiscal year). The Fund's return was somewhat below the Russell 2000 small company index return of
2.31 percent for the 12 months ending July 31, 1998. Until the last three months of the fiscal year, however, the Fund had produced a fiscal year-to-date return of around 20 percent. In May 1998, however, investor sentiment about smaller growth stocks suddenly turned negative although there was no apparent catalyst for such a sentiment change.

Reviewing typically important factors that influence stock price performance such as interest rates, economic growth, company growth rates, and stock valuations, we believe that there are no currently negative factors to have caused such a sentiment change. Interest rates are at 25-year lows and, with the extremely low current inflation rates, appear to be in no danger of increasing. The economy is still growing strongly as year-over-year GDP growth for the last four quarters is around four percent.

Although overall corporate earnings growth rates are beginning to slow, smaller growth companies typically produce more rapid earnings growth than do larger companies. We believe companies in our Fund's portfolio have the potential to produce even more attractive earnings growth than the average small growth company. Currently, our internally projected 1998 earnings growth rate for our portfolio companies is around 25 percent.

Average valuations for smaller companies in general are also more attractive than the historically high 20-times earnings valuation of the S&P 500 large company index. We believe our Fund's portfolio was even more attractively positioned earlier in the year when it was valued at only 16-times projected earnings. We have now found out, however, that such inexpensive valuations unfortunately have little significance in the current environment as the Fund's portfolio is now selling at an average price/earnings ratio of only 13-times 1998's projected earnings.

With many economic and fundamental factors still appearing to be quite positive, then what other reasons might there be for the recent general decline in small growth companies? We now believe that there are two primary short-term but non-fundamental factors affecting small growth companies currently.

The first factor is a structural change in the definition of a "small-cap" company where many investment managers, for reasons discussed below, are now stretching the upper market valuation limit for such companies to as high as $5 billion. The second factor is that 1998 began with great expectations for small companies to outperform larger companies. With the short-term focus of many investors currently, however, we believe that a substantial number of investors decided to "give up" on small companies for the remainder of 1998 after the first quarter's small-cap returns were less than S&P 500 returns.

The first factor mentioned is what we described as a structural change in the small-cap market. Smaller growth companies have long been very popular with investors given the significantly higher growth rates of smaller companies relative to larger companies. That intrinsic attractiveness, however, has resulted in a tremendous amount of investor assets being allocated to small growth companies relative to the size of the companies themselves.

Such overall asset growth has also dramatically increased the assets under management of traditional small company oriented investment management firms. Five years ago, a typical small company investment specialist might have had $500 million under management allocated to a well-researched portfolio of 50 stocks. Today, however, there are many small company specialists who now have $2 billion to $5 billion under management and the number of companies in their portfolios have now swelled to include 150 to 200 stocks.

Many of such managers have now also stretched the definition of a small-cap stock from being a company of less than $1 billion in market capitalization to being up to even $5 billion in market capitalization. With such stretching of market capitalizations by "small-cap" managers, many of such managers appear to be currently discarding what we regard as classic small growth companies of between $250 million and $500 million in market capitalization. Traditional small growth companies in this size range appear to currently be of less interest to such managers as they now need to use larger market capitalization stocks to soak up all of the assets they are now trying to manage.

The other factor mentioned that appears to be affecting smaller growth companies currently is relative performance. Between the structural factors mentioned above as many "small-cap" managers are now owning larger stocks and also the overall popularity of index funds which keep driving up the prices and valuations of larger capitalization stocks, many small-cap stocks have not recently kept up with the extraordinary performance of larger stocks. At some point, the valuation differential between larger stocks and smaller stock will reach an absurd extreme and smaller stocks will suddenly start outperforming larger stocks. Currently, however, the less attractive recent relative performance of smaller stocks appears to be causing some investors to allocate assets away from smaller companies.

Although the trends mentioned above may cause some to question if smaller growth companies will ever outperform larger companies again, we strongly believe that the answer to such a question is YES and is based on the significant valuation differences that currently exist between small growth companies and larger companies. Valuations sometimes do not matter in the face of other stronger market trends for periods of up to six months, but the long-term efficiency of U.S. financial markets will not usually permit significant valuation differences between different types of companies to persist for very long.

As mentioned above, at the end of the fiscal year our Fund's portfolio was valued at a price/earnings ratio of 13-times 1998 projected earnings with such projected earnings also implying a 25 percent year-over-year growth rate. Such statistics are in contrast to the overall market which was valued at about 20-times 1998 earnings with a projected year-over-year growth rate of less than ten percent.

The financial characteristics of our companies also suggest that astute investors will ultimately find them attractive. Approximately fifty percent of our portfolio companies are typically debt free at the end of each year. We believe that approximately eighty percent of our companies have the ability to indefinitely support their currently high rates of growth with either internal cash flow or their current cash resources. The remaining companies, while they may require some external financing to further support their growth, should have ample debt capacity if needed and already conservative capital structures. In an overall environment of slowing corporate earnings growth, we also believe strongly that if we are correct with our earnings growth projections, that many of our companies will become attractive to other investors.

Apart from the individual companies themselves in which the Fund is invested, we also believe that the sectors in which our investments are concentrated have attractive fundamentals.

The largest sector, Consumer Services (comprising 26 percent of the Fund), is currently supported by real consumer income growth of four percent annually which is a high for our current economic expansion and which is very high historically for any economic expansion. Behind the strong real growth is our economy's currently low unemployment and low inflation. Some of our leading companies in this sector are Children's Place, 3.58% of net assets (children's apparel retailer with 30 percent growth selling for 18-times earnings), Marks Bros. Jewelers, 3.18% of net assets (jewelry retailer with 20 percent growth selling for 13-times earnings), and Claire's Stores, 2.65% of net assets (teen accessories and apparel retailer with 20 percent growth selling for 14-times earnings).

The next largest sector, Business Services (comprising 16 percent of the Fund), is benefiting from the continuing trend of more and more businesses outsourcing basic business functions to other organizations who specialize in such functions. Some of our leading investments in this sector are Compass International Services, 3.16% of net assets (printing/marketing/collections services supplier with 20 percent growth selling for 15-times earnings), SOS Staffing Services, 2.87% of net assets (temporary staffing services with 20 percent growth selling for 16-times earnings), and International Total Services, 2.78% of net assets (aviation support services and security services with 20 percent growth selling for nine-times earnings).

The next three largest sectors, Technology, Capital Goods, and Health Care are all about equal in size at between 11 to 12 percent each of the Fund. Our Technology and Capital Goods companies all have similar characteristics in that each company's products promote significant productivity gains for their customers using the products. Our Health Care investments are mainly service oriented but with a central theme that each company is an innovative and more economically efficient provider of specific niche-oriented Health Care services.

Our other consumer-oriented investments are in Consumer Durables (nine percent of the Fund) and Consumer Non-Durables (seven percent of the Fund). These companies should also be supported by the strong current growth in both real consumer income and consumer spending. Significant investments in these two areas are Meadowcraft, 3.52% of net assets (wrought iron furniture manufacturer with 15 percent growth selling for 10-times earnings) and Lifetime Hoan, 3.00% of net assets (housewares manufacturer with 15 percent growth selling for 10-times earnings).

While we will not be correct with all of the projected earnings growth rates mentioned above, we do believe strongly that the firm's comprehensive seven-step research process and five-step portfolio management process will enhance our chances of making correct assumptions and analytical conclusions about a substantial majority of our current portfolio companies. And while future returns are also uncertain, from our perspective we also note a reasonable amount of interest from very sophisticated investors in the types of companies in which the Fund invests. Our firm's services have become increasingly attractive to institutional investors such as pension plans and college endowment funds. Such investors have allocated our firm $100 million in new assets so far in 1998 to invest in the types of companies that are apparently of little interest to other investors currently. In fact, most of our new institutional clients have chosen our firm as an alternative to their previous "small-cap" managers who now own substantially larger companies.

In closing this report, I would also like to add a brief additional update on Polynous Capital Management. With your support and with the support of our new institutional clients, total firm assets under management are now above $150 million. We will not ultimately outgrow our ability to continue investing in the classic small growth companies in which we specialize, however, as we anticipate closing our small-cap product to new investors once assets under management reach $500 million. To support our growth, the firm also now has grown to eight employees. In April of this year we also moved to 4,600 square feet of new office space (a 150 percent increase!) and now have the capability of ultimately growing to 19 employees in our current offices to further support our future growth.

Without your support, such growth would not have been possible and we very much appreciate your commitment to and investment in the Polynous Growth Fund. We would also like to add, however, that we are very "client-friendly" and if you would ever like an update on the Fund, please feel free to give me a call.

                                            Yours truly,

                                            /s/ Kevin L. Wenck
                                            Kevin L. Wenck
                                            President

Past performance is not indicative of future results. Share price and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. The one year return for the Class A shares as of 6/30/98 was 8.40% and since inception average annual return of 11.75%. Class A shares returns reflect a maximum sales load of 4.5%. Inception date of the Fund is 08/12/96. There are special risks associated with investing in small-cap stocks which may be subject to a higher degree of market risk than large-cap stocks due to market illiquidity. All individual stockholdings are as of 07/31/98. The Polynous Growth Fund is distributed by FPS Broker Services, Inc. This report is not authorized for distribution to prospective investors in the Fund unless preceded by or accompanied by a prospectus.

                                                                       -DFU 9/98

POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS                                          JULY 31, 1998
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                                              VALUE
 ----------                                                         ------------

            COMMON STOCKS - 95.71%
            BUSINESS SERVICES - 16.30%
     53,100 American Bank Note Holographics, Inc.*...............   $    434,756
     78,300 Compass International Services Corp.*................        856,406
     21,700 ExecuStay Corp.*.....................................        233,275
     51,100 Global DirectMail Corp.*.............................        677,075
    118,300 International Total Services, Inc.*..................        754,163
     29,100 RemedyTemp, Inc.*....................................        687,487
     37,700 SOS Staffing Services, Inc.*.........................        777,562
                                                                    ------------
                                                                       4,420,724
                                                                    ------------
            CAPITAL GOODS - 11.05%
     19,000 American Buildings Co.*..............................        572,375
     40,100 Gradall Industries, Inc.*............................        666,663
     15,000 NCI Building Systems, Inc.*..........................        346,875
     38,600 OmniQuip International, Inc. ........................        583,825
     21,800 Regal-Beloit Corp....................................        491,863
     14,700 Roper Industries, Inc. ..............................        337,181
                                                                    ------------
                                                                       2,998,782
                                                                    ------------
            CONSUMER DURABLES - 9.00%
     21,100 Crossmann Communities, Inc.*.........................        654,100
     83,400 Meade Instruments Corp.*.............................        834,000
     76,000 Meadowcraft, Inc.*...................................        954,750
                                                                    ------------
                                                                       2,442,850
                                                                    ------------
            CONSUMER NON-DURABLES - 7.40%
     79,300 Lifetime Hoan Corp. .................................        812,825
     49,000 Q.E.P. Company, Inc.*................................        453,250
     57,500 Quaker Fabric Corp.*.................................        740,313
                                                                    ------------
                                                                       2,006,388
                                                                    ------------
            CONSUMER SERVICES - 26.10%
     12,800 Applebee's International, Inc........................        284,800
     97,100 Children's Place Retail Stores, Inc.*................        971,000
     34,400 Claire's Stores, Inc. ...............................        718,100
     22,200 Finish Line, Inc., Class A*..........................        480,075
     33,200 Finlay Enterprises, Inc.*............................        763,600
     30,100 Friedman's, Inc., Class A*...........................        357,437
     66,900 Gadzooks, Inc.*......................................        827,887
     47,000 Marks Bros. Jewelers, Inc.*..........................        863,625
     34,000 Rio Hotel & Casino, Inc.*............................        624,750
     70,300 Stein Mart, Inc.*....................................        742,544
    101,700 Track'n Trail *......................................        444,937
                                                                    ------------
                                                                       7,078,755
                                                                    ------------

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                             JULY 31, 1998
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                             VALUE
 ----------                                                        ------------

            COMMON STOCKS - CONTINUED
            FINANCE - 0.98%
     17,300 Republic Bancorp, Inc., Class A*....................   $    265,988
                                                                   ------------
            HEALTH CARE - 10.94%
     27,400 ADAC Laboratories*..................................        746,650
     12,500 Coast Dental Services, Inc.*........................        146,875
     35,600 Healthcare Recoveries, Inc.*........................        582,950
     77,800 PhyMatrix Corp.*....................................        481,388
     63,000 Prime Medical Services, Inc.*.......................        535,500
     80,600 ProMedCo Management Company*........................        473,525
                                                                   ------------
                                                                      2,966,888
                                                                   ------------
            TECHNOLOGY - 11.93%
     31,100 BARRA, Inc.*........................................        734,738
     65,300 DataWorks Corp.*....................................        428,531
     29,400 Information Management Associates, Inc.*............        264,600
     52,100 Melita International Corp.*.........................        628,456
    108,800 Princeton Video Image, Inc.*........................        544,000
     53,000 Richardson Electronics, Ltd.........................        636,000
                                                                   ------------
                                                                      3,236,325
                                                                   ------------
            TRANSPORTATION - 2.01%
     60,500 Motor Cargo Industries, Inc.*.......................        544,500
                                                                   ------------
            TOTAL COMMON STOCKS (COST $27,760,183)..............     25,961,200
                                                                   ------------
 PRINCIPAL
   AMOUNT
 ---------- SHORT-TERM INVESTMENTS - 5.31%
 $1,439,987 The Bank of New York Cash Reserve, 4.60%............      1,439,987
                                                                   ------------
            TOTAL SHORT TERM INVESTMENTS (COST $1,439,987)......      1,439,987
                                                                   ------------
            TOTAL INVESTMENTS (COST $29,200,170**) - 101.02%....     27,401,187
            OTHER LIABILITIES, LESS OTHER ASSETS - (1.02%)......      (277,304)
                                                                   ------------
            NET ASSETS - 100.00%................................   $ 27,123,883
                                                                   ============

*Non-income producing security
**Cost for Federal income tax purposes is $29,210,342 and net unrealized depreciation consists of:

            Gross unrealized appreciation.......................   $  2,424,653
            Gross unrealized depreciation.......................     (4,223,636)
                                                                   ------------
            Net unrealized depreciation.........................   $ (1,798,983)
                                                                   ============

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                              JULY 31, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investments at market value (Cost $29,200,170) (Note 1).........  $ 27,401,187
 Cash............................................................        45,826
 Receivables:
  Investment securities sold.....................................         9,975
  Capital stock sold.............................................        27,755
  Dividends and interest.........................................         4,175
 Deferred organization costs (Note 1)............................        45,519
 Other assets....................................................        11,347
                                                                   ------------
   TOTAL ASSETS..................................................    27,545,784
                                                                   ------------
LIABILITIES:
 Payables:
  Investment securities purchased................................       311,875
  Capital stock redeemed.........................................        39,860
  Due to Adviser.................................................        19,790
  Accrued expenses...............................................        44,150
  Accrued distribution expense...................................         6,226
                                                                   ------------
   TOTAL LIABILITIES.............................................       421,901
                                                                   ------------
NET ASSETS:
 Applicable to 2,110,232 shares; unlimited number of shares of beneficial interest authorized with no par value...............  $ 27,123,883
                                                                   ============
 Net asset value and redemption price ($27,123,883 / 2,110,232
  shares)........................................................  $      12.85
                                                                   ============
 Offering price per share ($12.85 / 0.9550)......................  $      13.46
                                                                   ============
NET ASSETS CONSIST OF:
 Paid-in capital.................................................  $ 27,246,946
 Accumulated net realized gain on investments....................     1,675,920
 Net unrealized depreciation on investments......................    (1,798,983)
                                                                   ------------
   NET ASSETS....................................................  $ 27,123,883
                                                                   ============

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR
                                                                      ENDED
                                                                  JULY 31, 1998
                                                                  -------------
INVESTMENT INCOME:
 Dividends......................................................  $    155,133
 Interest.......................................................       115,438
                                                                  ------------
   TOTAL INCOME.................................................       270,571
                                                                  ------------
EXPENSES:
 Investment advisory fees (Note 3)..............................       278,247
 Distribution expense (Note 3)..................................        69,562
 Administration fees............................................        64,028
 Professional fees..............................................        50,400
 Transfer agent fees............................................        40,975
 Registration fees..............................................        25,582
 Accounting fees................................................        27,289
 Custodian fees.................................................        15,424
 Amortization of organization costs (Note 1)....................        14,987
 Insurance expense..............................................        11,844
 Printing expense...............................................         6,000
 Trustees' fees.................................................         5,000
 Miscellaneous fees.............................................           800
                                                                  ------------
   TOTAL EXPENSES...............................................       610,138
   Expenses waived by Adviser (Note 3)..........................       (56,877)
                                                                  ------------
   NET EXPENSES.................................................       553,261
                                                                  ------------
NET INVESTMENT LOSS.............................................      (282,690)
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments...............................     3,371,252
 Net realized gain on option contracts written..................         5,946
 Net realized gain on in-kind redemption........................        81,276
 Net change in unrealized appreciation (depreciation) on
  investments...................................................    (4,261,443)
                                                                  ------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS..............      (802,969)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $ (1,085,659)
                                                                  ============

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE PERIOD
                                                                      FOR THE YEAR   AUGUST 12, 1996*
                                                                          ENDED          THROUGH
                                                                      JULY 31, 1998   JULY 31, 1997
OPERATIONS:                                                           -------------  ----------------
 Net investment income (loss)........................................ $   (282,690)    $  1,505,354
 Net realized gain (loss) on investments.............................    3,371,252         (942,391)
 Net realized gain on option contracts written.......................        5,946                0
 Net realized gain on in-kind redemption.............................       81,276                0
 Net change in unrealized appreciation (depreciation) on
  investments........................................................   (4,261,443)       2,462,460
                                                                      ------------     ------------
 Net increase (decrease) in net assets resulting from operations.....   (1,085,659)       3,025,423
                                                                      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...............................................   (1,505,415)               0
 Net capital gains...................................................     (810,949)         (29,214)
                                                                      ------------     ------------
 Total distributions.................................................   (2,316,364)         (29,214)
                                                                      ------------     ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold...........................................   12,377,540       24,708,409
 Reinvestment of dividends...........................................    2,048,552           26,628
 Cost of shares redeemed.............................................   (6,409,241)      (5,406,152)
                                                                      ------------     ------------
 Increase in net assets derived from capital share transactions (a)..    8,016,851       19,328,885
                                                                      ------------     ------------
   TOTAL INCREASE IN NET ASSETS......................................    4,614,828       22,325,094
                                                                      ------------     ------------
NET ASSETS:
 Beginning of period.................................................   22,509,055          183,961
                                                                      ------------     ------------
 End of period....................................................... $ 27,123,883     $ 22,509,055
                                                                      ============     ============
 (a)Transactions in capital stock were:
    Shares sold......................................................      826,466        1,977,549
    Shares issued through reinvestment of dividends..................      153,680            2,107
    Shares redeemed..................................................     (437,986)        (426,914)
                                                                      ------------     ------------
 Increase in shares outstanding......................................      542,160        1,552,742
                                                                      ============     ============

*Commencement of investment operations.

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                FOR THE PERIOD
                                               FOR THE YEAR    AUGUST 12, 1996*
                                                   ENDED           THROUGH
                                               JULY 31, 1998    JULY 31, 1997
                                               -------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $  14.35          $  12.00
                                                 --------          --------
 Income from investment operations:
  Net investment income (loss)...............       (0.21)             0.96
  Net realized and unrealized gain on
    investments..............................        0.07              1.41
                                                 --------          --------
     Total from investment operations........       (0.14)             2.37
                                                 --------          --------
 Less distributions from:
  Net investment income......................       (0.88)             0.00
  Net capital gains..........................       (0.48)            (0.02)
                                                 --------          --------
     Total distributions.....................       (1.36)            (0.02)
                                                 --------          --------
NET ASSET VALUE, END OF PERIOD...............    $  12.85          $  14.35
                                                 ========          ========
TOTAL RETURN+................................      (1.33%)           20.53% /1/

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)........    $ 27,124          $ 22,509
  Ratio of expenses to average net assets:
   Before expense reimbursement..............       2.19%             2.73% /1/
   After expense reimbursement...............       1.99% /2/         2.00% /1/
  Ratio of net investment income to average
    net assets:
   Before expense reimbursement..............      (1.22%)            9.44% /1/
   After expense reimbursement...............      (1.02%)           10.17% /1/
  Portfolio turnover rate....................     140.15%           925.07%

*Commencement of investment operations.
+Total return calculation does not reflect sales load.
/1/Annualized.
/2/Reflects the reduction of the Operating Expense Ratio to 1.90% from 2.00% on June 22, 1998.

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS                                     JULY 31, 1998
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Polynous Trust (the "Trust") is organized as a Delaware business trust pursuant to a Trust Agreement dated April 10, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Polynous Growth Fund (the "Fund"). The Fund is organized to offer separate classes of shares and currently offers one class (Class A). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. Short-term obligations having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

B. OPTIONS. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss would be reduced by the amount of option premium received.

Transactions in options contracts written for the fiscal year ended July 31, 1998 were as follows:

                                                           CONTRACTS  PREMIUM
                                                           --------- ---------
   Outstanding at July 31, 1997...........................    385    $(110,654)
   Options purchased......................................      0            0
   Options terminated in closing transactions (Net).......   (385)     110,654
   Options expired........................................      0            0
                                                             ----    ---------
   Outstanding at July 31, 1998...........................      0    $       0
                                                             ====    =========

C. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. ORGANIZATION COSTS. Organization costs are being amortized on a straight line basis over five years from commencement of operations.

E. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

POLYNOUS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED                         JULY 31, 1998
-------------------------------------------------------------------------------


G. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, totaled $40,232,726 and $35,648,502, respectively, for the fiscal year ended July 31, 1998.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Polynous Capital Management, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. For providing investment advisory services, the Fund pays the Adviser a monthly fee which is calculated by applying the following annual rates: 1.00% of the first $100 million of average net assets, 0.75% of the next $150 million, 0.60% of the next $250 million, 0.50% of the next $500 million, and 0.40% of all amounts of average net assets above $1 billion. The Adviser has voluntarily agreed to waive its fees to the extent total annualized fund operating expenses, inclusive of distribution expenses, exceed 1.90% of the Fund's average daily net assets. For the fiscal year ended July 31, 1998, advisory fees of $278,247 were paid to the Adviser and the Adviser reimbursed the Fund $56,877. The Fund has adopted a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which permits the Fund to pay certain expenses associated with the distribution of its Class A shares. The Plan provides that the Fund will reimburse FPS Broker Services, Inc. (the "Distributor"), the Fund's sole underwriter and distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets attributable to its Class A shares. For the fiscal year ended July 31, 1998, the Fund reimbursed the Distributor $69,562 for distribution costs incurred. Certain officers and trustees of the Fund are affiliated persons of the Adviser. All officers serve without direct compensation from the Fund.

POLYNOUS GROWTH FUND
ILLUSTRATION OF $10,000 INVESTMENT
-------------------------------------------------------------------------------


The graph below compares the increase in value of a $10,000 investment in the Polynous Growth Fund with the performance of the Russell 2000 Index. The values and returns for Polynous Growth Fund include reinvested dividends and the impact of the maximum sales charge placed on purchases.

                          Average Annual Total Return
                         for the period ending 7/31/98
                        Since Inception..........6.36%
                        1 Year..................(5.77%)

                        POLYNOUS GROWTH      RUSSELL 2000 INDEX
 8/12/96                   $ 9,550                 $10,000
10/31/96                     9,693                  10,445
 1/31/97                    10,348                  11,384
 4/30/97                     9,806                  10,613
 7/31/97                    11,441                  12,871
10/31/97                    12,294                  13,509
 1/31/98                    11,947                  13,441
 4/30/98                    13,898                  15,113
 7/31/98                    11,289                  13,169

       Past performance is not indicative of future results.

Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class A shares.

IMPORTANT TAX INFORMATION (UNAUDITED)
-------------------------------------------------------------------------------

Dear Shareholder:

Of the ordinary income distribution paid by the Fund on December 30, 1997, 69.30% qualifies for the dividends received deduction for corporations. Additionally, the Fund distributed long-term capital gains of $0.0068 per share. Of this long-term capital gain distribution, the entire amount is subject to the 28% tax rate.

                                          POLYNOUS GROWTH FUND

POLYNOUS GROWTH FUND
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Polynous Growth Fund
(a series of Polynous Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Polynous Growth Fund (the "Fund") as of July 31, 1998 and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended July 31, 1998 and for the period August 12, 1996 through July 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Polynous Growth Fund at July 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
August 28, 1998

          BOARD OF TRUSTEES                             OFFICERS


           Kevin L. Wenck                            Kevin L. Wenck


         Richard H. Kimball                         Erin Fry Sinclair


           Ronald H. Kase


         INVESTMENT ADVISER                       SHAREHOLDER SERVICES


  Polynous Capital Management, Inc.        First Data Investor Services Group, Inc.
  345 California Street, Suite 1220                3200 Horizon Drive
       San Francisco, CA 94104                  King of Prussia, PA 19406
           (800) 924-3863                            (800) 528-8069
           (415) 956-3384                            (610) 239-4600

             UNDERWRITER                              LEGAL COUNSEL


      FPS Broker Services, Inc.             Paul, Hastings, Janofsky & Walker LLP
         3200 Horizon Drive                       345 California Street
      King of Prussia, PA 19406                  San Francisco, CA 94104


              CUSTODIAN                          INDEPENDENT AUDITORS

         The Bank of New York                     Deloitte & Touche LLP
           48 Wall Street                           50 Fremont Street
         New York, NY 10286                      San Francisco, CA 94105

          For Additional Information about Polynous Growth Fund call:
                                (800) 924-3863
                                (415) 956-3384
              or access out internet web site at www.polynous.com

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUND'S OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.